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                                                                    EXHIBIT 21.1

                    LIST OF SUBSIDIARIES OF LAMAR MEDIA CORP.


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
                                                            STATE OR OTHER
                                                            JURISDICTION OF
 EXACT NAME OF SUBSIDIARY AS                               INCORPORATION OR
 SPECIFIED IN ITS CHARTER                                    ORGANIZATION
 ------------------------                                    ------------
 10 Outdoor Advertising, Inc.                                 California
 ADvantage Advertising, LLC                                    Georgia
 American Signs, Inc.                                         Washington
 Canadian TODS Limited                                   Nova Scotia, Canada
 Colorado Logos, Inc.                                          Colorado
 Delaware Logos, L.L.C.                                        Delaware
 Florida Logos, Inc.                                           Florida
 Georgia Logos, L.L.C.                                         Georgia
 Ham Development Corporation                                  California
 Interstate Logos, L.L.C.                                     Louisiana
 Kansas Logos, Inc.                                             Kansas
 Kentucky Logos, LLC                                           Kentucky
 Lamar Advan, Inc.                                           Pennsylvania
 Lamar Advantage GP Company, LLC                               Delaware
 Lamar Advantage Holding Company                               Delaware
 Lamar Advantage LP Company, LLC                               Delaware
 Lamar Advantage Outdoor Company, L.P.                         Delaware
 Lamar Advertising of Colorado Springs, Inc.                   Colorado
 Lamar Advertising of Kentucky, Inc.                           Kentucky
 Lamar Advertising of Louisiana, L.L.C.                       Louisiana
 Lamar Advertising of Michigan, Inc.                           Michigan

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
                                                            STATE OR OTHER
                                                            JURISDICTION OF
 EXACT NAME OF SUBSIDIARY AS                               INCORPORATION OR
 SPECIFIED IN ITS CHARTER                                    ORGANIZATION
 ------------------------                                    ------------
 Lamar Advertising of Oklahoma, Inc.                           Oklahoma
 Lamar Advertising of Penn, LLC                                Delaware
 Lamar Advertising of South Dakota, Inc.                     South Dakota
 Lamar Advertising of Youngstown, Inc.                         Delaware
 Lamar Advertising Southwest, Inc.                              Nevada
 Lamar Air, L.L.C.                                            Louisiana
 Lamar Benches, Inc.                                           Oklahoma
 Lamar California Acquisition Corporation                     California
 Lamar Canadian Outdoor Company                          Nova Scotia, Canada
 Lamar Central Outdoor, LLC                                    Delaware
 Lamar DOA Tennessee Holdings, Inc.                            Delaware
 Lamar DOA Tennessee, Inc.                                     Delaware
 Lamar Electrical, Inc.                                       Louisiana
 Lamar Florida, Inc.                                           Florida
 Lamar I-40 West, Inc.                                         Oklahoma
 Lamar Obie Corporation                                        Delaware
 Lamar OCI North Corporation                                   Delaware
 Lamar OCI South Corporation                                 Mississippi
 Lamar Ohio Outdoor Holding Corp.                                Ohio
 Lamar Oklahoma Holding Company, Inc.                          Oklahoma
 Lamar Pensacola Transit, Inc.                                 Florida
 Lamar T.T.R., L.L.C.                                          Arizona
 Lamar Tennessee, L.L.C.                                      Tennessee

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
                                                            STATE OR OTHER
                                                            JURISDICTION OF
 EXACT NAME OF SUBSIDIARY AS                               INCORPORATION OR
 SPECIFIED IN ITS CHARTER                                    ORGANIZATION
 ------------------------                                    ------------

 Lamar Texas General Partner, Inc.                            Louisiana
 Lamar Texas Limited Partnership                                Texas
 Lamar Transit Advertising Canada, Ltd.                British Columbia, Canada
 Lamar Transit Advertising of New Orleans, LLC                 Delaware
 LC Billboard L.L.C.                                           Delaware
 Maine Logos, L.L.C.                                            Maine
 Michigan Logos, Inc.                                          Michigan
 Minnesota Logos, Inc.                                        Minnesota
 Mississippi Logos, L.L.C.                                   Mississippi
 Missouri Logos, a Partnership                                 Missouri
 Missouri Logos, LLC                                           Missouri
 Nebraska Logos, Inc.                                          Nebraska
 Nevada Logos, Inc.                                             Nevada
 New Jersey Logos, L.L.C.                                     New Jersey
 New Mexico Logos, Inc.                                       New Mexico
 O.B. Walls, Inc.                                               Oregon
 Obie Billboard, LLC                                            Oregon
 Ohio Logos, Inc.                                                Ohio
 Oklahoma Logos, L.L.C.                                        Oklahoma
 Outdoor Marketing Systems, Inc.                             Pennsylvania
 Outdoor Marketing Systems, LLC                              Pennsylvania
 Outdoor Promotions West, LLC                                  Delaware
 Premere Outdoor, Inc.                                         Illinois
 Select Media, Inc.                                             Oregon
 South Carolina Logos, Inc.                                 South Carolina

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
                                                            STATE OR OTHER
                                                            JURISDICTION OF
 EXACT NAME OF SUBSIDIARY AS                               INCORPORATION OR
 SPECIFIED IN ITS CHARTER                                    ORGANIZATION
 ------------------------                                    ------------
 Stokely Ad Agency, L.L.C.                                     Oklahoma
 Tennessee Logos, Inc.                                        Tennessee
 Texas Logos, L.P.                                              Texas
 The Lamar Company, L.L.C.                                    Louisiana
 TLC Farms, L.L.C.                                            Louisiana
 TLC Properties II, Inc.                                        Texas
 TLC Properties, Inc.                                         Louisiana
 TLC Properties, L.L.C.                                       Louisiana
 Trans West Outdoor Advertising, Inc.                         California
 Transit America Las Vegas, L.L.C.                             Delaware
 Triumph Outdoor Holdings, LLC                                 Delaware
 Triumph Outdoor Rhode Island, LLC                             Delaware
 Utah Logos, Inc.                                                Utah
 Virginia Logos, LLC                                           Virginia
 Washington Logos, L.L.C.                                     Washington
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